Segment Information (Details)	12 Months Ended
Dec. 31, 2025 segment
Segment Information [Abstract]
Reportable segment	1
Segment description	Segment was identified based on the Company’s internal reporting and how the CODM assesses the performance of the business. The CODM review net income to assess the performance of the business. The sale of apparel products segment generated revenue by providing one-stop apparel solution service and sales of own-branded apparel products through retail stores.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer